Exhibit (a)(1)(ii)

GMX RESOURCES INC.

LETTER OF TRANSMITTAL

relating to tender of

5.00% CONVERTIBLE SENIOR NOTES DUE 2013

(CUSIP NO. 38011MAB4)

in exchange for

SENIOR SECURED SECOND-PRIORITY NOTES DUE 2018

and

COMMON STOCK

The time by which holders must tender existing 5.00% Convertible Senior Notes due 2013 (the “Existing 2013 Notes”) in order to receive the consideration described in the accompanying Offering Memorandum and this Letter of Transmittal is 11:59 P.M., New York City time, on September 6, 2012, unless extended (such time and date, as it may be extended, the “Expiration Time”). Holders may withdraw tendered Existing 2013 Notes at any time prior to the Expiration Time, but may not do so after the Expiration Time.

Deliver to the Exchange Agent:

GLOBAL BONDHOLDER SERVICES CORPORATION

By U.S. Mail: Global Bondholder Services Corporation 65 Broadway - Suite 404 New York, NY 10006	By Overnight Courier or Hand Delivery: Global Bondholder Services Corporation 65 Broadway - Suite 404 New York, NY 10006	By Facsimile Transmission (for Eligible Institutions only): (212) 430-3775/3779 Confirmation: (212) 430-3774 (800) 804-2200

Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal (the “Letter of Transmittal”) should be read carefully before this Letter is completed.

GMX Resources Inc. is offering to consummate the exchange offer in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 3(a)9 thereof and an exemption from state securities law requirements pursuant to Section 18(b)(4)(C) of the Securities Act.

The offer to consummate the exchange offer is not being made to, nor will we accept tenders of Existing 2013 Notes from, holders in any jurisdiction in which the exchange offer or acceptance thereof would not be in compliance with the securities or “blue sky” laws of such jurisdiction.

On the terms and subject to the conditions set forth in the accompanying offering memorandum dated August 9, 2012 and any supplements or amendments thereto (the “Offering Memorandum”), and this Letter of Transmittal, GMX Resources Inc. (“GMX” or the “Company”) is offering in exchange: (a) for each $1,000 principal amount of its outstanding Existing 2013 Notes, (i) $1,000 principal amount of newly issued Senior Secured Second-Priority Notes due 2018 (the “New Notes”) (up to an aggregate of approximately $52 million) and (ii) 288 shares of common stock (the “Common Stock”). The Company will also pay accrued and unpaid interest on the Existing 2013 Notes validly tendered (and not validly withdrawn) and accepted by the Company pursuant to this exchange offer through and including the settlement date of this exchange offer.

The New Notes and Common Stock issued in exchange for the Existing 2013 Notes are sometimes referred to in this Letter of Transmittal as the “exchange consideration.” The exchange of the Existing 2013 Notes for the exchange consideration, as contemplated by the Offering Memorandum, is referred to in this Letter of Transmittal as the “exchange offer.”

Certain terms used but not otherwise defined in this Letter of Transmittal have the respective meanings given to them in the Offering Memorandum.

This Letter of Transmittal is to be used to tender Existing 2013 Notes in the exchange offer if such Existing 2013 Notes are to be tendered by effecting a book-entry transfer into the Exchange Agent’s account at The Depository Trust Company (“DTC”) and instructions are not being transmitted through DTC’s Automated Tender Offer Program (“ATOP”). Unless you intend to tender Existing 2013 Notes through ATOP, you should complete, execute and deliver this Letter of Transmittal to indicate the action you desire to take with respect to the exchange offer.

Holders of Existing 2013 Notes tendering Existing 2013 Notes by book-entry transfer to the Exchange Agent’s account at DTC may execute the tender through DTC’s ATOP procedures, and in that case need not complete, execute and deliver this Letter of Transmittal. DTC participants accepting the exchange offer may transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send an “agent’s message” (as more fully described below) to the Exchange Agent for its acceptance. Delivery of the agent’s message by DTC will satisfy the terms of the exchange offer as to execution and delivery of a Letter of Transmittal by the DTC participant identified in the agent’s message.

Subject to the terms and conditions of the exchange offer and applicable law, GMX will deposit with the Exchange Agent, as more fully described in the Offering Memorandum, New Notes and shares of Common Stock (in book-entry form) representing the exchange consideration. Assuming the conditions to the exchange offer are satisfied or waived, GMX will issue New Notes and shares of Common Stock in book-entry form promptly following the Expiration Time.

The Exchange Agent will act as agent for the tendering Holders for the purpose of (i) receiving the New Notes and shares of Common Stock from GMX, and (ii) delivering New Notes and shares of Common Stock (in book-entry form) to or at the direction of those Holders who exchanged Existing 2013 Notes. The Exchange Agent will make these deliveries on the same day it receives the New Notes and shares of Common Stock with respect to Existing 2013 Notes accepted for exchange, or as soon thereafter as practicable.

The term “Holder” with respect to the exchange offer means any person in whose name Existing 2013 Notes are registered on the books of GMX or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offer. Holders who wish to tender their Existing 2013 Notes must complete this Letter of Transmittal in its entirety.

If you are a beneficial owner of Existing 2013 Notes that are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, this Letter of Transmittal is being furnished to you for your information only. If you desire to have such Existing 2013 Notes tendered in the exchange offer, you must contact your nominee and instruct the nominee to tender such Existing 2013 Notes on your behalf. You may use the “Beneficial Owner Instruction Letter” attached to this Letter of Transmittal as Annex A for this purpose.

Please read the entire Letter of Transmittal and the Offering Memorandum carefully before completing this Letter.

The instructions included with this Letter of Transmittal must be followed carefully. Questions and requests for assistance and requests for copies of the Offering Memorandum and additional copies of this Letter of Transmittal may be directed to Global Bondholder Services Corporation, as the Information Agent, at the following address and telephone number:

GLOBAL BONDHOLDER SERVICES CORPORATION

By U.S. Mail: Global Bondholder Services Corporation 65 Broadway - Suite 404 New York, NY 10006	By Overnight Courier or Hand Delivery: Global Bondholder Services Corporation 65 Broadway - Suite 404 New York, NY 10006	By Facsimile Transmission (for Eligible Institutions only): (212) 430-3775/3779 Confirmation: (212) 430-3774 (800) 804-2200

To effect a valid tender of Existing 2013 Notes through the completion, execution and delivery of this Letter of Transmittal, the undersigned must complete the table entitled “Description of Existing 2013 Notes Tendered” below and sign this Letter where indicated.

The New Notes and shares of Common Stock issued in exchange for the Existing 2013 Notes will be delivered only in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned’s custodian as specified in the table below. Assuming the conditions to the exchange offer are satisfied or waived, GMX will issue New Notes and shares of Common Stock in book-entry form promptly following the Expiration Time. Failure to provide the information necessary to effect delivery of New Notes and shares of Common Stock will render a tender defective and GMX will have the right, which it may waive, to reject such tender.

List below the Existing 2013 Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter.

DESCRIPTION OF EXISTING 2013 NOTES TENDERED
TENDERED EXISTING 2013 NOTE(S)
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON EXISTING 2013 NOTES.	CUSIP NO.	TOTAL PRINCIPAL AMOUNT HELD	PRINCIPAL TENDERED*

*  Unless otherwise indicated, any tendering holder of Existing 2013 Notes will be deemed to have tendered the entire aggregate principal amount represented by such Existing 2013 Notes. All tenders will be accepted only in integral multiples of $1,000.00, except that any holder may tender all Existing 2013 Notes held by such holder, even if the aggregate principal amount of those Existing 2013 Notes is not a multiple of $l,000.00.

EXISTING 2013 NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC BY THE FOLLOWING TENDERING INSTITUTION (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

By crediting the Existing 2013 Notes to the Exchange Agent’s account at DTC using ATOP and by complying with applicable ATOP procedures with respect to the exchange offer, including, if applicable, transmitting to the Exchange Agent an agent’s message in which the Holder of the Existing 2013 Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owners of such Existing 2013 Notes all provisions of this Letter of Transmittal, including all representations and warranties, applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to GMX Resources Inc. (“GMX” or the “Company”), upon the terms and subject to the conditions set forth in the Offering Memorandum and this Letter of Transmittal (collectively, the “Terms and Conditions”), receipt of which is hereby acknowledged, the principal amount or amounts of the Company’s 5.00% Convertible Senior Notes due 2013 (the “Existing 2013 Notes”) indicated in the “Principal Tendered” column of the table above entitled “Description of Existing 2013 Notes Tendered” (or, if nothing is indicated in such column, with respect to the entire aggregate principal amount represented by the Existing 2013 Notes indicated in such table).

The undersigned understands that GMX’s obligation to consummate the exchange offer for Existing 2013 Notes is conditioned on, among other things, at least $30.0 million aggregate principal amount of the Existing 2013 Notes (the “Minimum Tender Condition”) having been validly tendered for exchange and not withdrawn, although GMX will be free, pursuant to the exchange offer, to waive this or any other condition with respect to the exchange offer.

Any Existing 2013 Note withdrawn pursuant to the terms of the exchange offer will not be considered tendered for any purpose unless and until such Existing 2013 Note is again tendered pursuant to this exchange offer.

The undersigned understands that, upon the terms and subject to the conditions of the exchange offer, Existing 2013 Notes properly tendered and accepted will be exchanged for the exchange consideration. The undersigned further understands that by executing and delivering this Letter of Transmittal (and/or by accepting the exchange offer through DTC’s ATOP procedures), it has agreed to exchange the Existing 2013 Notes shown as being tendered above under “Description of Existing 2013 Notes Tendered” (or on DTC’s agent’s message if tendering under the ATOP procedures).

The undersigned understands that, under certain circumstances, GMX may not be required to accept any of the Existing 2013 Notes tendered (including any such Existing 2013 Notes tendered after the Expiration Time). If any Existing 2013 Notes are not accepted for exchange for any reason, such unexchanged Existing 2013 Notes will be returned without expense to the undersigned’s account at DTC or such other account as designated herein pursuant to the book-entry transfer procedures described in this Letter of Transmittal (including without limitation under the heading “Instructions Forming Part of the Terms and Conditions of the Exchange Transaction”) as promptly as practicable after the expiration or termination of the exchange offer.

Subject to, and effective upon, acceptance for exchange of, and payment for, the principal amount of Existing 2013 Notes tendered hereby upon the terms and subject to the conditions of the exchange offer, the undersigned hereby:

(1)	sells, assigns and transfers to or upon the order of GMX, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of, such Existing 2013 Notes;

(2)	waives any and all rights with respect to such Existing 2013 Notes (including any existing or past defaults and their consequences in respect of such Existing 2013 Notes); and

(3)	releases and discharges GMX and the trustee under the indenture governing the Existing 2013 Notes from any and all claims the undersigned may have now or in the future, arising out of or related to such Existing 2013 Notes, including any claims that the undersigned is entitled to receive additional principal or interest payments with respect to such Existing 2013 Notes (other than as expressly provided in the Offering Memorandum and in this Letter of Transmittal) or to participate in any redemption or defeasance of such Existing 2013 Notes.

The undersigned understands that tenders of Existing 2013 Notes pursuant to any of the procedures described in this Letter of Transmittal (including without limitation under the heading “Instructions Forming Part of the Terms and Conditions of the Exchange Offer”), if and when accepted by GMX, will constitute a binding agreement between the undersigned and GMX upon the Terms and Conditions.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Existing 2013 Notes tendered hereby (with full knowledge that the Exchange Agent also acts as the agent of GMX) with full powers of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(1)	transfer ownership of such Existing 2013 Notes on the account books maintained by DTC together with all accompanying evidences of transfer and authenticity to or upon the order of GMX;

(2)	present such Existing 2013 Notes for transfer of ownership on the books of GMX; and

(3)	receive all benefits and otherwise exercise all rights of beneficial ownership of such Existing 2013 Notes, all in accordance with the terms of the exchange offer, as set forth in the Offering Memorandum and this Letter of Transmittal.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

The undersigned hereby represents, warrants and agrees as follows:

(1)	The undersigned has full power and authority to tender the Existing 2013 Notes tendered hereby and to sell, assign and transfer all right, title and interest in and to such Existing 2013 Notes.

(2)	The Existing 2013 Notes being tendered hereby were owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and upon acceptance of such Existing 2013 Notes by GMX, GMX will acquire good, indefeasible and unencumbered title to such Existing 2013 Notes, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when the same are accepted by GMX.

(3)	The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or GMX to be necessary or desirable to complete the sale, assignment and transfer of the Existing 2013 Notes tendered hereby.

(4)	The exchange offer is being made to you in reliance on an exemption from registration provided by Section 3(a)9 of the Securities Act and an exemption from state securities law requirements pursuant to Section 18(b)(4)(C) of the Securities Act. Note, however, that the New Notes and shares of Common Stock we issue to you in exchange for your Existing 2013 Notes will be subject to the same transfer restrictions such Existing 2013 Notes were subject to immediately prior to being tendered.

(5)	The New Notes will bear any restrictive or other legends required by the indenture governing the New Notes.

The undersigned acknowledges that:

(1)	None of GMX, the Exchange Agent, or any person acting on behalf of any of the foregoing has made any statement, representation, or warranty, express or implied, to it with respect to GMX or the offer or sale of any New Notes, other than the information included in the Offering Memorandum and this Letter of Transmittal (in each case, as may be amended or supplemented prior to the Expiration Time).

(2)	Any information it desires concerning GMX and the New Notes or any other matter relevant to its decision to participate in the exchange offer is or has been made available to the undersigned.

(3)	GMX will rely upon the truth and accuracy of the acknowledgements, representations and agreements set forth herein.

(4)	The terms and conditions of the exchange offer shall be deemed to be incorporated in, and form a part of, this Letter of Transmittal, which shall be read and construed accordingly.

(5)	Your right to withdraw Existing 2013 Notes tendered will expire at the Expiration Time. A withdrawal of Existing 2013 Notes can only be accomplished in accordance with the procedures described in the section entitled “Description of the Exchange Offers—Withdrawal of Tenders” in the Offering Memorandum.

(6)	The exchange offer is being made to it in reliance on an exemption from registration provided by Section 3(a)(9) of the Securities Act and an exemption from state securities law requirements pursuant to Section 18(b)(4)(C) of the Securities Act. As a result, the consideration issued to it in exchange for its Existing 2013 Notes may be subject to transfer restrictions. If the Existing 2013 Notes it tenders in the exchange are freely tradable, the shares of Common Stock and New Notes can be transferred freely. If, however, any or all of the Existing 2013 Notes it tenders are subject to transfer restrictions, for example by virtue of it being an “affiliate” of the Company, within the meaning of Rule 144 under the Securities Act, the shares of Common Stock and New Notes, if any, will be subject to the same transfer restrictions such Existing 2013 Notes were subject to immediately prior to being tendered.

Unless otherwise indicated under “Special Issuance Instructions (Existing 2013 Notes Returned),” please credit the DTC account specified herein for any book-entry transfers of Existing 2013 Notes not accepted for exchange. If the “Special Issuance Instructions (Existing 2013 Notes Returned)” are completed, please credit the DTC account specified for any book-entry transfers of Existing 2013 Notes not accepted for exchange, in the name of the person or account indicated under “Special Issuance Instructions.”

Unless otherwise indicated under “Special Issuance Instructions (New Notes and Common Stock),” please credit the DTC account specified herein for any book-entry issuances of New Notes and shares of Common Stock. If the “Special Issuance Instructions (New Notes and Common Stock)” are completed, please credit the DTC account specified for any book-entry issuances of New Notes and shares of Common Stock, in the name of the person or account indicated under “Special Issuance Instructions (New Notes and Common Stock).”

The undersigned recognizes that GMX has no obligations under the “Special Issuance Instructions (Existing 2013 Notes Returned)” provisions of this Letter of Transmittal to effect the transfer of any Existing 2013 Notes from the holder(s) thereof if GMX does not accept for exchange any of the principal amount of the Existing 2013 Notes tendered pursuant to this Letter of Transmittal.

The acknowledgments, representations, warranties and agreements of a holder tendering Existing 2013 Notes will be deemed to be repeated and reconfirmed on and as of the Expiration Time and the effective date of any exchange.

SPECIAL ISSUANCE INSTRUCTIONS (Existing 2013 Notes Returned) (SEE INSTRUCTIONS 2, 4 AND 5)

To be completed ONLY if Existing 2013 Notes tendered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above. Issue Existing 2013 Notes to:

Name:

(PLEASE PRINT OR TYPE)

Address:

(INCLUDE ZIP CODE)

(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

(Please also complete Substitute Form W-9)

[ ]	Credit unexchanged Existing 2013 Notes delivered by book-entry transfer to DTC account number set forth below:

DTC account number:

SPECIAL ISSUANCE INSTRUCTIONS (New Notes and Common Stock) (SEE INSTRUCTIONS 2, 4 AND 5)
To be completed ONLY if New Notes or shares of Common Stock issued by book-entry are to be credited to an account maintained at DTC other than the account indicated above. Issue New Notes to:
Name:

(PLEASE PRINT OR TYPE)

Address:

(INCLUDE ZIP CODE)

(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

Issue shares of Common Stock to:

Name:
(PLEASE PRINT OR TYPE)
Address:

(INCLUDE ZIP CODE)

(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
(Please also complete Substitute Form W-9)

[ ]	Credit New Notes and shares of Common Stock delivered by book-entry transfer to
DTC account number set forth below:

DTC account number:

IMPORTANT:

PLEASE SIGN HERE WHETHER OR NOT EXISTING 2013 NOTES ARE BEING PHYSICALLY TENDERED HEREBY

(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of Existing 2013 Notes indicated in the table above entitled “Description of Existing 2013 Notes Tendered.”

SIGNATURE(S) REQUIRED Signature(s) of Registered Holder(s) of Existing 2013 Notes
X

X

Dated: , 2012

(The above lines must be signed by the registered holder(s) of Existing 2013 Notes as name(s) appear(s) on the Existing 2013 Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Existing 2013 Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by GMX, submit evidence satisfactory to GMX of such person’s authority so to act.

See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.)

Name:
(PLEASE PRINT OR TYPE)
Capacity:
Address:
(INCLUDE ZIP CODE)

Area Code and Telephone Number:

SIGNATURE(S) GUARANTEED (IF REQUIRED) See Instruction 4.
Certain signatures must be guaranteed by an eligible institution.

Signature(s) guaranteed by an eligible institution:

Authorized Signature

Title

Name of Firm

(Address, Including Zip Code)

(Area Code and Telephone Number)

Dated: , 2012

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.	Procedures for Tendering.

The procedures by which you may tender or cause to be tendered Existing 2013 Notes will depend upon the manner in which you hold the Existing 2013 Notes, as described below.

Existing 2013 Notes Held Through a Nominee

If you are a beneficial owner of Existing 2013 Notes that are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, this Letter of Transmittal is being furnished to you for your information only. If you desire to have such Existing 2013 Notes tendered in the exchange offer, you must contact your nominee and instruct the nominee to tender such Existing 2013 Notes on your behalf. You may use the “Beneficial Owner Instruction Letter” attached to this Letter of Transmittal as Annex A for this purpose.

Existing 2013 Notes Held with DTC

Pursuant to authority granted by DTC, if you are a DTC participant that has Existing 2013 Notes credited to your DTC account and thereby held of record by DTC’s nominee, you may directly tender your Existing 2013 Notes as if you were the “record” or “registered” holder. Accordingly, references herein to “registered holders” and “record holders” include DTC participants with Existing 2013 Notes credited to their accounts. The Exchange Agent will make available its general participant account at DTC for the Existing 2013 Notes for purposes of the exchange offer.

Any participant in DTC may tender Existing 2013 Notes by effecting a book-entry transfer of the Existing 2013 Notes to be tendered in the exchange offer into the account of the Exchange Agent at DTC and either (1) electronically transmitting its acceptance of the exchange offer through DTC’s ATOP procedures for transfer; or (2) completing and signing this Letter of Transmittal and delivering it, together with any signature guarantees and other required documents, to the Exchange Agent at its address on the front cover page of this Letter of Transmittal, in either case before the Expiration Time.

If ATOP procedures are followed, DTC will verify each acceptance transmitted to it, execute a book-entry delivery to the Exchange Agent’s account at DTC and send an agent’s message to the Exchange Agent. An “agent’s message” is a message, transmitted by DTC to and received by the Exchange Agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgement from a DTC participant tendering Existing 2013 Notes that the participant has received and agrees to be bound by the terms of this Letter of Transmittal and that GMX may enforce the agreement against the participant. DTC participants following this procedure should allow sufficient time for completion of the ATOP procedures prior to the Expiration Time.

Delivery of Letter of Transmittal

This Letter of Transmittal is to be completed by holders if tenders of Existing 2013 Notes are to be made by book-entry transfer to the Exchange Agent’s account at DTC and instructions are not being transmitted through ATOP.

A confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all Existing 2013 Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or properly transmitted agent’s message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein before the Expiration Time.

Delivery of a Letter of Transmittal to DTC will not constitute valid delivery to the Exchange Agent. No Letter of Transmittal should be sent to GMX or DTC.

The method of delivery of this Letter of Transmittal and all other required documents, including delivery through DTC and any acceptance or agent’s message delivered through ATOP is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand-delivery service. In all cases, sufficient time should be allowed to ensure timely delivery.

Neither GMX nor the Exchange Agent is under any obligation to notify any tendering holder of GMX’s acceptance of tendered Existing 2013 Notes prior to the Expiration Time.

2. Delivery of New Notes. New Notes issued in exchange for Existing 2013 Notes will be delivered only in book-entry form through DTC and only to the DTC account of the tendering holder or the tendering holder’s custodian. Accordingly, the appropriate DTC participant name and number (along with any other required account information) to permit such delivery must be provided in the table entitled “Description of Existing 2013 Notes Tendered.” Failure to do so will render a tender of Existing 2013 Notes defective and GMX will have the right, which it may waive, to reject such tender. Holders who anticipate tendering by a method other than through DTC are urged to promptly contact a bank, broker or other intermediary (that has the facility to hold securities custodially through DTC) to arrange for receipt of any New Notes delivered pursuant to the exchange offer and to obtain the information necessary to complete the table.

3. Amount of Tenders. Tender of Existing 2013 Notes pursuant to the exchange offer will be accepted only in principal amounts equal to $1,000.00 and any integral multiple of $1,000.00 above; provided that any Holder may tender all Existing 2013 Notes held by such Holder, even if the aggregate principal amount of those Existing 2013 Notes is not a multiple of $l,000.00. Book-entry transfers to the Exchange Agent should be made in the exact principal amount of Existing 2013 Notes tendered.

4. Signatures on Letter of Transmittal, Instruments of Transfer, Guarantee of Signatures. For purposes of this Letter of Transmittal each of the terms “registered holder” and “record holder” means an actual owner of record as well as any DTC participant that has Existing 2013 Notes credited to its DTC account. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program (each, a “Medallion Signature Guarantor”). Signatures on this Letter of Transmittal need not be guaranteed if:

•

this Letter of Transmittal is signed by a participant in DTC whose name appears on a security position listing of DTC as the owner of the Existing 2013 Notes and the holder(s) has/have not completed either the box entitled “Special Issuance Instructions (Existing 2013 Notes Returned)” or the box entitled “Special Issuance Instructions (New Notes and Common Stock)” on this Letter of Transmittal; or

•	the Existing 2013 Notes are tendered for the account of an eligible institution.

An eligible institution is one of the following firms or other entities identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (as the terms are defined in such Rule):

•	a bank,

•	a broker dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker,

•	a credit union,

•	a national securities exchange, registered securities association or clearing agency, or

•	a savings institution that is a participant in a Securities Transfer Association recognized program.

If any of the Existing 2013 Notes tendered are held by two or more registered holders, all of the registered holders must sign this Letter of Transmittal.

GMX will not accept any alternative, conditional, irregular or contingent tenders. By executing this Letter of Transmittal (or a facsimile thereof) or directing DTC to transmit an agent’s message, you waive any right to receive any notice of the acceptance of your Existing 2013 Notes for exchange.

If this Letter of Transmittal or instruments of transfer are signed by trustees, executors, administrators, guardians or attorneys-in-fact, officers of corporations or other acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by GMX, evidence satisfactory to GMX of their authority to so act must be submitted with this Letter of Transmittal.

If you are a beneficial owner of Existing 2013 Notes that are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, this Letter of Transmittal is being furnished to you for your information only. If you desire to have such Existing 2013 Notes tendered in the exchange offer, you must contact your nominee and instruct the nominee to tender such Existing 2013 Notes on your behalf. You may use the “Beneficial Owner Instruction Letter” attached to this Letter of Transmittal as Annex A for this purpose.

5. Special Issuance Instructions. (a) If the Existing 2013 Notes are to be registered in the name of a person other than as indicated in the table entitled “Description of Existing 2013 Notes Tendered,” the signer of this Letter of Transmittal should complete the “Special Issuance Instructions (Existing 2013 Notes Returned)” box on this Letter of Transmittal. Otherwise, all Existing 2013 Notes returned by book-entry transfer will be credited to the account at DTC designated above. (b) If the New Notes and shares of Common Stock are to be registered in the name of a person other than as indicated in the table entitled “Description of Existing 2013 Notes Tendered,” the signer of this Letter of Transmittal should complete the “Special Issuance Instructions (New Notes and Common Stock)” box on this Letter of Transmittal. Otherwise, all New Notes and shares of Common Stock issued by book-entry will be credited to the account at DTC designated above.

6. Transfer Taxes. GMX will pay all transfer taxes, if any, applicable to the transfer and sale of Existing 2013 Notes to GMX in the exchange offer. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. Other reasons transfer taxes could be imposed include:

•	if New Notes in book-entry form are to be registered or issued in the name of any person other than the person signing this Letter of Transmittal, or

•	if tendered Existing 2013 Notes are registered in the name of any person other than the person signing this Letter of Transmittal.

If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with this Letter of Transmittal, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payments due with respect to the Existing 2013 Notes tendered by such holder.

7. U.S. Federal Backup Withholding, Form W-9, Form W-8. U.S. federal income tax law requires that a holder of Existing 2013 Notes, whose notes are accepted for exchange, provide the Exchange Agent, as payer, with the holder’s correct taxpayer identification number (“TIN”) or otherwise establish a basis for an exemption from backup withholding. This information should be provided on Internal Revenue Service (“IRS”) Form W-9, which is provided below. In the case of a holder who is an individual, other than a resident alien, the TIN is his or her social security number. For holders other than individuals, the TIN is an employer identification number. A holder must cross out item (2) in Part II on the Form W-9 if such holder is subject to backup withholding. If the holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the holder should write “Applied For” in the space provided for the TIN in Part I of the Form W-9. If “Applied For”

is written in the space provided for the TIN in Part I of the Form W-9 and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 28% from all such payments with respect to the Existing 2013 Notes.

Certain holders (including, among others, corporations and certain foreign persons) are not subject to these backup withholding requirements. Exempt holders (other than foreign persons) should furnish their TIN, complete the certification in Part II of the Form W-9, and sign and return the Form W-9 to the Exchange Agent. Each holder that is a foreign person, including entities, must submit an appropriate properly completed Internal Revenue Service Form W-8, certifying, under penalties of perjury, to such holder’s foreign status in order to establish an exemption from backup withholding. An appropriate Form W-8 can be obtained via the Internal Revenue Service website at www.irs.gov or by contacting the Exchange Agent.

If a tendering holder does not provide the Exchange Agent with its correct TIN or an adequate basis for an exemption or an appropriate completed IRS Form W-8, such holder may be subject to backup withholding on payments made in exchange for any Existing 2013 Notes and a penalty imposed by the IRS. Backup withholding is not an additional federal income tax. Rather, the amount of tax withheld will be credited against the federal income tax liability of the holder subject to backup withholding. If backup withholding results in an overpayment of taxes, the taxpayer may obtain a refund from the IRS. Each holder should consult with a tax advisor regarding qualifications for exemption from backup withholding and the procedure for obtaining the exemption.

To prevent backup withholding, each holder of tendered Existing 2013 Notes must either (1) provide a completed IRS Form W-9 and indicate either (a) its correct TIN, or (b) an adequate basis for an exemption, or (2) provide a completed Form W-8BEN.

GMX reserves the right in its sole discretion to take all necessary or appropriate measures to comply with its respective obligations regarding backup withholding.

8. Validity of Tenders. All questions concerning the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Existing 2013 Notes will be determined by GMX in its sole discretion, which determination will be final and binding. GMX reserves the absolute right to reject any and all tenders of Existing 2013 Notes not in proper form or any Existing 2013 Notes the acceptance for exchange of which may, in the opinion of its counsel, be unlawful. GMX also reserves the absolute right to waive any defect or irregularity in tenders of Existing 2013 Notes, whether or not similar defects or irregularities are waived in the case of other tendered securities. The interpretation of the terms and conditions of the exchange offer (including this Letter of Transmittal and the instructions hereto) by GMX shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Existing 2013 Notes must be cured within such time as GMX shall determine. None of GMX, the Exchange Agent or any other person will be under any duty to give notification of defects or irregularities with respect to tenders of Existing 2013 Notes, nor shall any of them incur any liability for failure to give such notification.

Tenders of Existing 2013 Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Existing 2013 Notes received by the Exchange Agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Time or the withdrawal or termination of the exchange offer.

9. Waiver of Conditions. GMX reserves the absolute right to amend or waive any of the conditions in the exchange offer concerning any Existing 2013 Notes.

10. Withdrawal. Tenders of Existing 2013 Notes may be withdrawn prior to the Expiration Time except to the extent that such withdrawal is limited by other agreements. Any Existing 2013 Note validly withdrawn pursuant to the terms of the exchange offer will not be considered tendered for any purpose unless and until such

Existing 2013 Note is again tendered pursuant to this exchange offer. A withdrawal of tenders of Existing 2013 Notes can only be accomplished in accordance with the procedures described in the section entitled “Description of the Exchange Offer—Withdrawal of Tenders” in the Offering Memorandum.

11. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for copies of the Offering Memorandum and additional copies of this Letter of Transmittal may be directed to the Information Agent at the following address and telephone number:

GLOBAL BONDHOLDER SERVICES CORPORATION

By U.S. Mail:	By Overnight Courier or Hand Delivery:	By Facsimile Transmission (for Eligible Institutions only):
Global Bondholder Services Corporation 65 Broadway - Suite 404 New York, NY 10006	Global Bondholder Services Corporation 65 Broadway - Suite 404 New York, NY 10006	(212) 430-3775/3779 Confirmation: (212) 430-3774 (800) 804-2200

In order to tender, a holder of Existing 2013 Notes should send or deliver a properly completed and signed Letter of Transmittal and any other required documents to the Exchange Agent at its address set forth below or tender pursuant to DTC’s Automated Tender Offer Program so as to cause it to be received by the Exchange Agent at the address shown below no later than 11:59 P.M., New York City time, on September 6, 2012.

The Exchange Agent for the exchange offer is:

GLOBAL BONDHOLDER SERVICES CORPORATION

By U.S. Mail:	By Overnight Courier or Hand Delivery:	By Facsimile Transmission (for Eligible Institutions only):
Global Bondholder Services Corporation 65 Broadway - Suite 404 New York, NY 10006	Global Bondholder Services Corporation 65 Broadway - Suite 404 New York, NY 10006	(212) 430-3775/3779 Confirmation: (212) 430-3774 (800) 804-2200

Print or type

See Specific Instructions on page 2.

Form W-9 (Rev. December 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
Check appropriate box for federal tax classification:	☐	Individual/ sole proprietor	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate	☐	Exempt payee
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ☐ Other (see instructions) ▶
Address (number, street, and apt. or suite no.)										Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–

Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

— An individual who is a U.S. citizen or U.S. resident alien,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

— An estate (other than a foreign estate), or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 12-2011)

Form W-9 (Rev. 12-2011)	Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

— The U.S. owner of a disregarded entity and not the entity,

— The U.S. grantor or other owner of a grantor trust and not the trust, and

— The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

Form W-9 (Rev. 12-2011)	Page 3

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701 -3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the “Business name/disregarded entity name,” sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

Form W-9 (Rev. 12-2011)	Page 4

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor *
	For this type of account:	Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity [4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

Form W-9 (Rev. 12-2011)	Page 5

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

— Protect your SSN,

— Ensure your employer is protecting your SSN, and

— Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

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ANNEX A

BENEFICIAL OWNER INSTRUCTION LETTER

5.00% CONVERTIBLE SENIOR NOTES DUE 2013

OF

GMX RESOURCES INC.

On the terms and subject to the conditions set forth in the accompanying offering memorandum dated August 9, 2012 and any supplements or amendments thereto (the “Offering Memorandum”), and this Letter of Transmittal, GMX Resources Inc. (“GMX” or the “Company”) is offering in exchange: (a) for each $1,000 principal amount of its outstanding Existing 2013 Notes, (i) $1,000 principal amount of newly issued Senior Secured Second-Priority Notes due 2018 (the “New Notes”) (up to an aggregate of approximately $52 million) and (ii) 288 shares of common stock (the “Common Stock”). The Company will also pay accrued and unpaid interest on the Existing 2013 Notes validly tendered (and not validly withdrawn) and accepted by the Company pursuant to this exchange offer through and including the settlement date of this exchange offer.

The New Notes and Common Stock issued in exchange for Existing 2013 Notes are sometimes referred to in this Letter of Transmittal as the “exchange consideration.” The exchange of the Existing 2013 Notes for the exchange consideration, as contemplated by the Offering Memorandum, is referred to in this Letter of Transmittal as the “exchange offer.”

Enclosed is a copy of the Letter of Transmittal (the “Letter of Transmittal”) setting forth the procedures for tendering Existing 2013 Notes in connection with the exchange offer. These materials are being forwarded to you by the undersigned beneficial owner of the Existing 2013 Notes held of record by you for the undersigned’s account. A tender of such Existing 2013 Notes may only be made by you as the holder of record and pursuant to the undersigned’s instructions.

This letter will instruct you as to the action to be taken by you relating to the exchange offer with respect to the Existing 2013 Notes held by you for the account of the undersigned.

The aggregate face amount of the Existing 2013 Notes held by you for the account of the undersigned is (fill in amount):

$                      of the 5.00% Convertible Senior Notes due 2013 with CUSIP No. 38011MAB4.

Dated:                     , 2012

Signature(s):

Print Name(s) here:

(Print Address(es)):

(Area Code and Telephone Number(s)):

(Tax Identification or Social Security Number(s)):

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